UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): July 30, 2007

Alternative Loan Trust 2007-OA10
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140962-22

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140962

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada Calabasas, California	91302
(Address of Principal Executive Offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment on Form 8-K/A is being filed to add a definition of “Policy Payments Account” to Section 1.01 of the Pooling and Servicing Agreement, annexed hereto as Exhibit 4.1.

Section 8                      Other Events

Item 8.01                      Other Events.

On July 30, 2007, CWALT, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of July 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Countrywide Home Loans, Inc. (“CHL”), as a seller, Park Granada LLC, as a seller (“Park Granada”), Park Monaco Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna” and, collectively with CHL, Park Granada and Park Monaco, the “Sellers”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Company’s Mortgage Pass-Through Certificates, Series 2007-OA10.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.  Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

On July 27, 2007, the Supplemental Interest Trustee and UBS AG (the “Counterparty”) entered into a corridor contract (“Corridor Contract 1”), dated July 30, 2007, as evidenced by a confirmation (the “Corridor Contract 1 Confirmation”).  The Corridor Contract 1 Confirmation is annexed hereto as Exhibit 99.1.

On July 27, 2007, the Supplemental Interest Trustee and the Counterparty entered into a corridor contract (“Corridor Contract 2”), dated July 30, 2007, as evidenced by a confirmation (the “Corridor Contract 2 Confirmation”).  The Corridor Contract 2 Confirmation is annexed hereto as Exhibit 99.2.

On July 27, 2007, the Supplemental Interest Trustee and the Counterparty entered into a 1992 ISDA Master Agreement (Multicurrency – Cross Border) and Schedule (the “Schedule”) and Credit Support Annex (the “Credit Support Annex”) thereto (collectively, the “ISDA Master Agreement”), dated July 30, 2007.  The ISDA Master Agreement is annexed hereto as Exhibit 99.3.

On March 26, 2007, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement”), dated as of January 26, 2006, among the Company, CHL, CWMBS, Inc. (“CWMBS”), CWABS, Inc. (“CWABS”), CWHEQ, Inc. (“CWHEQ”) and the Counterparty.  The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

On July 30, 2007, Assured Guaranty Corp. issued an insurance policy, dated July 30, 2007 (the “Policy”), providing for the guarantee of certain payments with respect to the Class 1-A-2, Class 2-A-2 and Class 2-A-3 Certificates upon certain conditions.  The Policy is annexed hereto as Exhibit 99.5.

Section 9	Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

(d)	Exhibits.

Exhibit No.	Description

4.1	The Pooling and Servicing Agreement, dated as of July 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.1	The Corridor Contract 1 Confirmation, dated July 30, 2007, between the Supplemental Interest Trustee and the Counterparty.

99.2	The Corridor Contract 2 Confirmation, dated July 30, 2007, between the Supplemental Interest Trustee and the Counterparty.

99.3	The ISDA Master Agreement, dated July 30, 2007, between the Supplemental Interest Trustee and the Counterparty.

99.4	The Item 1115 Agreement, dated March 26, 2007, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

99.5	The Policy, dated July 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC. By: /s/ Darren Bigby Name: Darren Bigby Title: Executive Vice President

Dated:  October 11, 2007

Exhibit Index

Exhibit

4.1	The Pooling and Servicing Agreement, dated as of July 1, 2007, among the Company, the Sellers, the Master Servicer and the Trustee.

99.1	The Corridor Contract 1 Confirmation, dated July 30, 2007, between the Supplemental Interest Trustee and the Counterparty.

99.2	The Corridor Contract 2 Confirmation, dated July 30, 2007, between the Supplemental Interest Trustee and the Counterparty.

99.3	The ISDA Master Agreement, dated July 30, 2007, between the Supplemental Interest Trustee and the Counterparty.

99.4	The Item 1115 Agreement, dated March 26, 2007, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

99.5	The Policy, dated July 30, 2007.